UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|	Filed by a Party other than the Registrant |_|

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|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|	Definitive Proxy Statement

|X|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Quality Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Quality Fund II, Inc.
BlackRock MuniHoldings Quality Fund, Inc.
BlackRock MuniHoldings Investment Quality Fund
BlackRock MuniHoldings New Jersey Quality Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Quality Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Quality Fund III, Inc.
BlackRock MuniYield Investment Quality Fund
BlackRock MuniYield Investment Fund
BlackRock MuniYield Michigan Quality Fund II, Inc.
BlackRock MuniYield Michigan Quality Fund, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New Jersey Quality Fund, Inc.
BlackRock MuniYield New York Quality Fund, Inc.
BlackRock MuniYield Pennsylvania Quality Fund
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock Senior High Income Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 28, 2011.

BLACKROCK CLOSED-END FUNDS	Meeting Information
	Meeting Type:	Annual
	For holders as of:	May 31, 2011
	Date: July 28, 2011	Time: 10:30 a.m. EASTERN TIME
	Location:	BlackRock Advisors, LLC Park Avenue Plaza 55 East 52nd Street, 11th Floor New York, NY 10055

You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——  Before You Vote  ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow g | XXXX XXXX XXXX | (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g | XXXX XXXX XXXX | (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 15, 2011 to facilitate timely delivery.

——  How To Vote  ——
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g | XXXX XXXX XXXX | available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

[Form for Funds without Preferred Shares]

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

	01)	Paul L. Audet	07)	Henry Gabbay
	02)	Michael J. Castellano	08)	Jerrold B. Harris
	03)	Richard E. Cavanagh	09)	R. Glenn Hubbard
	04)	Frank J. Fabozzi	10)	W. Carl Kester
	05)	Kathleen F. Feldstein	11)	Karen P. Robards
	06)	James T. Flynn

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

[Form for Funds with Preferred Shares]

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

	01)	Paul L. Audet	06)	Henry Gabbay
	02)	Michael J. Castellano	07)	Jerrold B. Harris
	03)	Richard E. Cavanagh	08)	R. Glenn Hubbard
	04)	Kathleen F. Feldstein	09)	Karen P. Robards
	05)	James T. Flynn

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY-HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.